Business Combination with Fathom OpCo - Schedule of Fair Values of the Assets Acquired and Liabilities (Details) - USD ($) $ in Thousands	Dec. 31, 2021	Dec. 22, 2021	Dec. 31, 2020	Jan. 01, 2020	Dec. 31, 2018
Assets acquired:
Goodwill	$ 1,189,464	$ 83,113	$ 63,215		$ 33,007
Fathom OpCo [Member]
Assets acquired:
Cash and cash equivalents	9,577
Accounts receivable, net	25,010
Inventory	12,825
Prepaid expenses	2,336
Other current assets	836
Property and equipment, net	44,397
Goodwill	1,189,464
Intangible assets	270,000			$ 270,000
Other assets	2,200
Total assets acquired	1,556,645
Liabilities assumed:
Accounts payable	9,808
Taxes payable	71
Accrued expenses	4,860
Current portion—long-term debt	152,000
Deferred revenue	651
Other current liabilities	4,504
Other long-term liabilities	20,531
Total liabilities assumed	192,425
Net identifiable assets acquired	$ 1,364,220